Exhibit 99.5

REDWOOD AND COREVEST UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On October 14, 2019, Redwood Trust, Inc. and its wholly-owned subsidiary RWT Holdings, Inc. (“Redwood” or the “Company”), entered into an equity interests purchase agreement with CF CoreVest Parent I LLC, CF CoreVest Parent II LLC and CoreVest Management Partners LLC (collectively, the “Sellers”), and members of the CoreVest management team, pursuant to which Redwood acquired a 100% equity interest in CF CoreVest Holdings I LLC, CF CoreVest Holdings II LLC and several of its affiliates (“CoreVest”), including the promote interests in CF CoreVest UST Asset Investor I LLC and CF CoreVest UB Asset Investor II LLC (the “Acquisition”). The Acquisition included CoreVest’s operating platform and a portfolio of business purpose loans and securities, a significant portion of which Redwood will hold for investment in its investment portfolio. The aggregate consideration paid by Redwood was $492 million, subject to a customary post-closing reconciliation, including a net book value adjustment. The consideration consisted of $482 million, payable in cash, and approximately $10 million of Redwood shares issued to the CoreVest management team. Based on the terms of the equity interest purchase agreement, we determined that the $10 million of shares should be accounted for as compensation expense for post-combination services, and therefore, it is not included in the GAAP purchase price allocated to the assets and liabilities acquired.

The following presents the unaudited pro forma condensed combined balance sheets of Redwood and CoreVest, giving effect to the Acquisition and related financing, as described below, as if it had been consummated on September 30, 2019, and includes all adjustments that give effect to events that are directly attributable to the Acquisition and are factually supportable. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 present the historical consolidated statements of operations of Redwood and CoreVest, giving effect to the Acquisition as if it had been consummated on January 1, 2018, the beginning of the earliest period presented. The unaudited pro forma condensed combined statements of operations presented include all adjustments that give effect to events that are directly attributable to the Acquisition, are expected to have a continuing impact, and are factually supportable.

The historical consolidated financial statements of CoreVest have been adjusted to reflect certain reclassifications and accounting treatment conforming adjustments in order to conform with Redwood’s financial statement presentation. For a description of these adjustments, see Note 3 to the unaudited pro forma condensed combined financial statements. The accounting policies of both Redwood and CoreVest are in the process of being reviewed. Upon completion of such review, additional conforming adjustments or financial statement reclassification may be determined.

The unaudited pro forma condensed combined financial statements were prepared using the acquisition method of accounting and in accordance with Regulation S-X Article 11, which gives effect to the Acquisition under Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, with Redwood considered as the accounting acquirer and CoreVest as the accounting acquiree. Accordingly, consideration paid by the Company to complete the Acquisition will be allocated to identifiable assets and liabilities of CoreVest based on their estimated fair values as of the closing date of the Acquisition.

The unaudited pro forma condensed combined financial statements do not reflect the costs of any integration activities or benefits that may result from realization of future cost savings from operating efficiencies or revenue synergies that may result from the Acquisition. In addition, the unaudited pro forma condensed combined statements of operations exclude non-recurring items that are directly attributable to the Acquisition and incurred by Redwood or CoreVest as those costs are not expected to have a continuing impact.

1

REDWOOD TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2019

		Condensed as
	Redwood	Adjusted CoreVest	Proforma	See	Proforma
(In Thousands, except Share Data)	Historical	(See Note 3)	Adjustments	Note 2	Combined
ASSETS
Residential loans, held-for-sale, at fair value	$925,887	$-	$-		$925,887
Residential loans, held-for-investment, at fair value	7,755,916	-	-		7,755,916
Business purpose residential loans, at fair value	336,035	2,581,765	-		2,917,800
Multifamily loans, held-for-investment, at fair value	3,791,622	-	-		3,791,622
Real estate securities, at fair value	1,285,426	-	-		1,285,426
Other investments	347,707	-	-		347,707
Cash and cash equivalents	394,628	19,811	-	(A)	414,439
Restricted cash	111,518	70,143	-		181,661
Goodwill and intangible assets	49,121	874	133,634	(B)	183,629
Accrued interest receivable	57,464	13,577	-		71,041
Derivative assets	43,649	-	-		43,649
Other assets	377,310	15,825	-		393,135
Total Assets	$15,476,283	$2,701,995	$133,634		$18,311,912
LIABILITIES AND EQUITY
Liabilities
Short-term debt, net	$1,980,817	$623,091	$482,311	(A)	$3,086,219
Accrued interest payable	46,881	7,190	-		54,071
Derivative liabilities	234,011	-	-		234,011
Accrued expenses and other liabilities	129,742	79,684	-		209,426
Asset-backed securities issued, at fair value	8,346,051	1,643,353	-		9,989,404
Long-term debt, net	2,953,722	-	-		2,953,722
Total liabilities	13,691,224	2,353,318	482,311		16,526,853
Equity
Common stock, par value $0.01 per share, 270,000,000 shares authorized; 112,689,991 issued and outstanding	1,121	-	-		1,121
Additional paid-in capital	2,244,834	348,677	(348,677)	(C)	2,244,834
Accumulated other comprehensive income	38,124	-	-		38,124
Cumulative earnings	1,529,981	-	-		1,529,981
Cumulative distributions to stockholders	(2,029,001)	-	-		(2,029,001)
Total equity	1,785,059	348,677	(348,677)		1,785,059
Total Liabilities and Equity	$15,476,283	$2,701,995	$133,634		$18,311,912

See accompanying notes to unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

2

REDWOOD TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

		Condensed as
	Redwood	Adjusted CoreVest	Proforma	See	Proforma
(In Thousands, except Share Data)	Historical	(See Note 3)	Adjustments	Note 2	Combined
Interest Income
Residential loans	$230,308	$-	$-		$230,308
Business purpose residential loans	12,231	98,507	-		110,738
Multifamily loans	94,134	-	-		94,134
Real estate securities	72,514	-	-		72,514
Other interest income	20,513	-	-		20,513
Total interest income	429,700	98,507	-		528,207
Interest Expense
Short-term debt	(70,732)	(18,699)	(12,661)	(D)	(102,092)
Asset-backed securities issued	(196,473)	(44,463)	-		(240,936)
Long-term debt	(64,895)	-	-		(64,895)
Total interest expense	(332,100)	(63,162)	(12,661)		(407,923)
Net Interest Income	97,600	35,345	(12,661)		120,284
Non-interest Income
Mortgage banking activities, net	40,984	29,699	-		70,683
Investment fair value changes, net	34,741	245	-		34,986
Other income, net	12,794	-	-		12,794
Realized gains, net	18,227	-	-		18,227
Total non-interest income, net	106,746	29,944	-		136,690
Operating expenses	(76,229)	(22,253)	(1,951)	(E)	(100,433)
Other expenses	(4,975)		(7,879)	(F)	(12,854)
Net Income before Provision for Income Taxes	123,142	43,036	(22,491)		143,687
Provision for income taxes	(3,102)	-	(178)	(G)	(3,280)
Net Income	$120,040	$43,036	$(22,669)		$140,407

Basic earnings per common share	$1.20		-		$1.40
Diluted earnings per common share	$1.09		-		$1.23
Basic weighted average shares outstanding	97,214,064		294,130	(H)	97,508,194
Diluted weighted average shares outstanding	131,202,689		294,130	(H)	131,496,819

See accompanying notes to unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

3

REDWOOD TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

		Condensed as
	Redwood	Adjusted CoreVest	Proforma	See	Proforma
(In Thousands, except Share Data)	Historical	(See Note 3)	Adjustments	Note 2	Combined
Interest Income
Residential loans	$239,818	$-	$-		$239,818
Business purpose residential loans	4,333	90,757	-		95,090
Multifamily loans	21,322	-	-		21,322
Real estate securities	105,078	-	-		105,078
Other interest income	8,166	-	-		8,166
Total interest income	378,717	90,757	-		469,474
Interest Expense
Short-term debt	(58,917)	(12,936)	(16,881)	(D)	(88,734)
Asset-backed securities issued	(99,429)	(36,376)	-		(135,805)
Long-term debt	(80,693)	-	-		(80,693)
Total interest expense	(239,039)	(49,312)	(16,881)		(305,232)
Net Interest Income	139,678	41,445	(16,881)		164,242
Non-interest Income
Mortgage banking activities, net	59,566	28,890	-		88,456
Investment fair value changes, net	(25,689)	(16,154)	-		(41,843)
Other income, net	12,874	-	-		12,874
Realized gains/(loss), net	27,041	-	-		27,041
Total non-interest income, net	73,792	12,736	-		86,528
Operating expenses	(82,782)	(22,797)	(4,847)	(E)	(110,426)
Other expenses	-	-	(10,505)	(F)	(10,505)
Net Income before Provision for Income Taxes	130,688	31,384	(32,233)		129,839
Provision for income taxes	(11,088)	-	1,474	(G)	(9,614)
Net Income	$119,600	$31,384	$(30,759)		$120,225

Basic earnings per common share	$1.47	$-	-		$1.47
Diluted earnings per common share	$1.34	$-	-		$1.34
Basic weighted average shares outstanding	78,724,912	-	-	(H)	78,724,912
Diluted weighted average shares outstanding	110,027,770	-	-	(H)	110,027,770

See accompanying notes to unaudited pro forma condensed combined financial statements, which are an integral part of these statements.

4

Redwood Trust, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(Unaudited)

1.        Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with S-X Article 11, which gives effect to the Acquisition under Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”) using the acquisition method of accounting for the Acquisition involving Redwood and CoreVest, with Redwood as the acquirer. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position had the Acquisition been consummated at September 30, 2019 or the results of operations had the Acquisition been consummated at January 1, 2018, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

Under the acquisition method of accounting, the assets and liabilities of CoreVest will be recorded at the respective fair values on the Acquisition date. The fair value on the Acquisition date represents management’s best estimates based on available information and facts and circumstances in existence on the Acquisition date. The pro forma allocation of purchase price reflected in the unaudited pro forma condensed combined financial information is preliminary and subject to adjustment. Adjustments may include, but not be limited to, changes in (i) the underlying values of assets and liabilities if market conditions differ from current assumptions; or (ii) if information unknown as of the completion of the Acquisition becomes known.

The accounting policies of both Redwood and CoreVest are in the process of being reviewed. Upon completion of such review, additional conforming adjustments or financial statement reclassification may be determined.

The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary valuation of the net assets acquired, including intangibles and goodwill. The actual net assets acquired on October 15, 2019, their fair values, and the resulting goodwill will differ from the amounts presented in these pro forma financials. The valuation of the assets and liabilities in these unaudited pro forma condensed combined financial statements is based upon a GAAP purchase price of approximately $482 million, which excludes approximately $10 million in stock-based consideration that is treated as compensation under GAAP.

Redwood’s and CoreVest’s fiscal years end on December 31.

2.        Pro Forma Adjustments

The following pro forma adjustments have been reflected in the unaudited pro forma condensed combined financial information. All adjustments are based on current assumptions and valuations, which are subject to change.

The unaudited pro forma condensed combined financial statements reflect the following adjustments:

5

Balance Sheet

(In Thousands, except Useful Life)

(A) Adjustments to Cash and cash equivalents
To reflect total cash consideration paid on the Closing Date for the Acquisition.	$(482,311)
To reflect the proceeds from additional short-term borrowings of $482 million incurred near Acquisition.	$482,311
-

(B) Adjustments to Goodwill and intangible assets
To reflect the removal of CoreVest's historical goodwill.	$(874)
To reflect the excess purchase price over the fair value of the assets acquired and liabilities assumed, which has not been allocated.	$78,008
To reflect the adjustment to record the fair value of identifiable intangible assets and related amortization expense adjustments. See below for amortization schedule.	$56,500
$133,634

	Fair Value	Average Remaining Useful Life (years)	Pro Forma Amortization Expense (Year Ended December 31, 2018)	Pro Forma Amortization Expense (Nine Months Ended September 30, 2019)
Borrower network	$45,300	7 years	$6,472	$4,854
Trade name	2,800	3 years	933	700
Non-competition agreements	6,600	3 years	2,200	1,650
Developed technology	1,800	2 years	900	675
Total	$56,500		$10,505	$7,879

Increase to pro forma intangibles and amortization expense	$56,500		$10,505	$7,879

(C) Adjustments to Stockholders' equity balances
To reflect the elimination of CoreVest's historical members' equity balances.	$(348,677)

6

Statement of Operations

(In Thousands, except Share Data)

	Nine Months Ended	Year Ended
	September 30,	December 31,
	2019	2018
(D) Interest expense on short-term debt financing
To reflect interest expense on short-term borrowings of $482 million at an interest rate of 3.5%, which represents the approximate average borrowing rate on our short-term loan warehouse lines as of September 30, 2019. Cash used to fund the Acquisition was generated through additional short-term borrowings incurred near the Acquisition. The pro forma statements of operations reflect these incremental borrowings occurring on January 1, 2018 and remaining outstanding during 2018 and the nine months ended September 30, 2019.	$(12,661)	$(16,881)

(E) Adjustments to Operating expenses
To reflect the elimination of Redwood's transaction-related expenses that are included in historical Operating expenses. CoreVest did not incur any transaction-related expenses.	$1,684	$-
To reflect $10 million of Redwood Trust shares granted to CoreVest executive management as consideration for the acquisition. Based on the terms of the Purchase Agreement, we determined that the consideration should be accounted for as compensation expense for post-combination services. The grant-date value of the shares granted is recognized on a straight-line basis into Operating expenses over the two-year vesting period.	$(3,635)	$(4,847)
	$(1,951)	$(4,847)

(F) Adjustments to Other expenses
To reflect amortization expense adjustments based on fair value estimates for acquired intangibles. Refer to adjustment (B) for further details.	$(7,879)	$(10,505)

(G) Adjustments to Provision for income taxes
In calculating the pro forma tax provision adjustment for the periods ended December 31, 2018 and September 30, 2019, we applied the federal statutory tax rate of 21% to the GAAP income or loss that would have been earned at our taxable subsidiaries during these periods. We generally do not book material tax provisions associated with income generated at our REIT, so no tax provision was recorded against income that would have been earned at our REIT for either period. Additionally, due to our significant state net operating loss carryforwards and the corresponding valuation allowance, no state tax provisions were recorded against any of the pro forma income.	$(178)	$1,474

(H) Adjustments to basic and diluted weighted average shares outstanding
To reflect the assumed vesting on January 1, 2019 of 50% of the 588,260 restricted Redwood Trust restricted shares granted to CoreVest executive management as consideration for the acquisition, assuming the acquisition was consummated on January 1, 2018. These restricted shares vest over a two-year period.	294,130	-

7

3.        Reclassifications and Accounting Treatment Conforming Adjustments on the Condensed Historical Presentation for the CoreVest Balance Sheet and Statement of Operations

The accounting policies of both Redwood and CoreVest are in the process of being reviewed. Certain accounting policies have been conformed and certain financial statement line items included in CoreVest’s historical presentation have been reclassified to corresponding line items as included in Redwood’s historical presentation for the purpose of preparing the unaudited pro forma condensed combined balance sheet and statements of operations as follows:

8

Pro Forma Reclassifications and Accounting Treatment Conforming Adjustments

on CoreVest Condensed Historical Balance Sheet

As of September 30, 2019

(In Thousands, except Share Data)	Condensed Historical CF CoreVest Holdings I LLC	Condensed Historical CF CoreVest Holdings II LLC	Eliminations	Condensed Historical CoreVest Combined	Reclassification Adjustments	See Notes	Accounting Treatment Conforming Adjustments	See Notes	Condensed As Adjusted CoreVest Combined
ASSETS
Loans held for investment, at fair value	$2,205,575	$376,190	$-	$2,581,765	$-		$-		$2,581,765
Cash	19,663	148	-	19,811	-		-		19,811
Restricted cash	52,238	17,905	-	70,143	-		-		70,143
Goodwill and intangible assets	-	-	-	-	874	1	-		874
Accrued interest receivable	-	-	-	-	13,577	2	-		13,577
Receivables	22,033	1,826	-	23,859	(23,859)	2	-		-
Related party receivable	220	-	(220)	-	-		-		-
Real estate owned	2,916	-	-	2,916	(2,916)	3	-		-
Other assets, net	2,039	40	-	2,079	12,324	1,2,3	1,422	4	15,825
Total Assets	$2,304,684	$396,109	$(220)	$2,700,573	$-		$1,422		$2,701,995

LIABILITIES AND EQUITY
Liabilities
Secured financing facilities, at fair value	$623,091	$-	$-	$623,091	$(623,091)	7	-		$-
Secured notes, at fair value	1,310,995	332,358	-	1,643,353	(1,643,353)	8	-		-
Short-term debt, net	-	-	-	-	623,091	7	-		623,091
Accrued interest payable	-	-	-	-	7,190	5	-		7,190
Accounts payable and accrued expenses	18,171	1,926	-	20,097	(20,097)	5,6	-		-
Related Party Payable	-	220	(220)	-	-		-		-
Borrower Deposits	3,339	-	-	3,339	(3,339)	6	-		-
Accrued expenses and other liabilities	-	-	-	-	78,262	6	1,422	4	79,684
Asset-backed securities issued, at fair value	-	-	-	-	1,643,353	8	-		1,643,353
Other liabilities	44,112	17,904	-	62,016	(62,016)	6	-		-
Total liabilities	1,999,708	352,408	(220)	2,351,896	-		1,422		2,353,318
Equity
Member's equity	$302,922	$43,701	$-	$346,623	$(346,623)	9	$-		$-
Noncontrolling interest	2,054	-	-	2,054	(2,054)	9	-		-
Additional paid-in capital	-	-	-	-	348,677	9	-		348,677
Accumulated other comprehensive income	-	-	-	-	-		-		-
Cumulative earnings	-	-	-	-	-		-		-
Cumulative distributions to stockholders	-	-	-	-	-		-		-
Total equity	304,976	43,701	-	348,677	-		-		348,677
Total Liabilities and Equity	$2,304,684	$396,109	$(220)	$2,700,573	$-		$1,422		$2,701,995

9

Pro Forma Reclassifications and Accounting Treatment Conforming Adjustments

on CoreVest Condensed Historical Statement of Operations

For the Nine Months Ended September 30, 2019

(In Thousands, except Share Data)	Condensed Historical CF CoreVest Holdings I LLC	Condensed Historical CF CoreVest Holdings II LLC	Intercompany Eliminations	Condensed Historical CoreVest Combined	Reclassification Adjustments	See Notes	Accounting Treatment Conforming Adjustments	See Notes	Condensed As Adjusted CoreVest Combined
Revenue
Interest income	$79,249	$17,854	$-	$97,103	$5,423	10	$(4,019)	11	$98,507
Other interest income	-	-	-	-	-		-		-
Total interest income	79,249	17,854	-	97,103	5,423		(4,019)		98,507
Interest Expense									-
Short-term debt	-	-	-	-	(18,699)	12	-	-	(18,699)
Asset-backed securities issued	-	-	-	-	(44,463)	12	-		(44,463)
Interest expense	(52,913)	(10,249)	-	(63,162)	63,162	12	-		-
Net Interest Income	26,336	7,605	-	33,941	5,423		(4,019)		35,345
Origination fees	15,203	-	-	15,203	(15,203)	13	-		-
Asset management fees	962	-	(962)	-	-		-		-
Other fees	3,730	2,628	-	6,358	(6,358)	10,13	-		-
Total revenue	46,231	10,233	(962)	55,502	(16,138)		(4,019)		35,345
Expenses
Operating expenses	-	-	-	-	22,253	16	-		22,253
Salaries and employee benefits	12,563	-	-	12,563	(12,563)	16	-		-
Management fees	-	962	(962)	-	-		-		-
Loan servicing	3,039	980	-	4,019	-		(4,019)	11	-
General and administrative	9,479	211	-	9,690	(9,690)	16	-		-
Total expenses	25,081	2,153	(962)	26,272	-		(4,019)		22,253
Other income (expense)
Mortgage banking activities, net	-	-	-	-	29,699	13	-		29,699
Investment fair value changes, net	-	-	-	-	245	14	-		245
Net realized gain on sales of loans	1,769	-	-	1,769	(1,769)	13	-		-
Net realized gain on sales of real estate owned	24	-	-	24	(24)	14	-		-
Net realized gain on sales of securities	1,254	-	-	1,254	(1,254)	14	-		-
Net derivative loss on non-designated hedges	(15,647)	-	-	(15,647)	15,647	13	-		-
Net unrealized gain (loss)	28,972	(2,566)	-	26,406	(26,406)	13,14	-		-
Total other income (expense)	16,372	(2,566)	-	13,806	16,138		-		29,944

Net Income	$37,522	$5,514	$-	$43,036	$-		$-		$43,036
Net income attributable to noncontrolling interest	$2,054	$-	-	2,054	(2,054)	15	-		-
Net income attributable to members	$35,468	$5,514	$-	$40,982	$2,054	15	$-		$43,036

10

Pro Forma Reclassifications and Accounting Treatment Conforming Adjustments

on CoreVest Condensed Historical Statement of Operations

For the Year Ended December 31, 2018

(In Thousands, except Share Data)	Condensed Historical CF CoreVest Holdings I LLC	Condensed Historical CF CoreVest Holdings II LLC	Intercompany Eliminations	Condensed Historical CoreVest Combined	Reclassification Adjustments	See Notes	Accounting Treatment Conforming Adjustments	See Notes	Condensed As Adjusted CoreVest Combined
Revenue
Interest income	$53,451	$32,275		$85,726	$9,877	10	$(4,846)	11	$90,757
Other interest income	-	-		-	-		-		-
Total interest income	53,451	32,275	-	85,726	9,877		(4,846)		90,757
Interest Expense
Short-term debt	-	-	-	-	(12,936)	12	-		(12,936)
Asset-backed securities issued	-	-	-	-	(36,376)	12	-		(36,376)
Interest expense	(31,821)	(17,491)	-	(49,312)	49,312	12	-		-
Net Interest Income	21,630	14,784	-	36,414	9,877		(4,846)		41,445
Origination fees	10,916	-	-	10,916	(10,916)	13	-		-
Asset management fees	3,812	-	(3,812)	-	-		-		-
Other fees	3,669	7,290	-	10,959	(10,959)	10,13	-		-
Total revenue	40,027	22,074	(3,812)	58,289	(11,998)		(4,846)		41,445
Expenses
Operating expenses	-	-	-	-	22,797	16	-		22,797
Salaries and employee benefits	13,796	-	-	13,796	(13,796)	16	-		-
Management fees	-	3,812	(3,812)	-	-		-		-
Loan servicing	3,292	1,554	-	4,846	-		(4,846)	11	-
General and administrative	8,197	804	-	9,001	(9,001)	16			-
Total expenses	25,285	6,170	(3,812)	27,643	-		(4,846)		22,797
Other income (expense)
Mortgage banking activities, net	-	-	-	-	28,890	13	-		28,890
Investment fair value changes, net	-	-	-	-	(16,154)	14	-		(16,154)
Realized gains on sales of loans	984	-	-	984	(984)	13	-		-
Loss on sales of real estate owned	(138)	-	-	(138)	138	14	-		-
Loss on derivatives	(2,016)	-	-	(2,016)	2,016	13	-		-
Net unrealized gain (loss)	13,182	(11,274)	-	1,908	(1,908)	13,14	-		-
Total other income (expense)	12,012	(11,274)	-	738	11,998		-		12,736

Net Income	$26,754	$4,630	$-	$31,384	$-		$-		$31,384
Net income attributable to noncontrolling interest	$692	$-	$-	$692	$(692)	15	-		$-
Net income attributable to members	$26,062	$4,630	$-	$30,692	$692	15	$-		$31,384

11

Notes to Reclassifications and Accounting Treatment Conforming Adjustments on the Condensed Historical Presentation for the CoreVest Balance Sheet and Statement of Operations:

Balance Sheet

(In Thousands)

	Reclassification Adjustments	Accounting Treatment Conforming Adjustments
1 Adjustments to Goodwill
To reclassify goodwill from Other assets to Goodwill and intangible assets to conform to Redwood's balance sheet.	$874

2 Adjustments to Receivables
To reclassify a portion of Receivables to Other assets to conform to Redwood's balance sheet.	$(10,282)
To reclassify the balance of Receivables to Accrued interest receivable to conform to Redwood's balance sheet.	$(13,577)
	$(23,859)

3 Adjustment to Real estate owned
To reclassify REO balance to Other assets to conform to conform to Redwood's balance sheet.	$(2,916)

4 Adoption of ASC 842 Lease Standard
To retrospectively adopt the new ASC 842 lease standard for CoreVest as of January 1, 2019 to conform to Redwood's adoption of the accounting standard.		$1,422

5 Adjustment to Accounts payable and accrued expenses
To reclassify accrued interest expense from Accounts payable and accrued expenses to Accrued interest payable to conform to Redwood's balance sheet.	$(7,190)

6 Adjustment to Accrued expenses and other liabilities
To reclassify certain balances to Accrued expenses and other liabilities to conform to Redwood's balance sheet. See below for the adjustments by CoreVest financial statement line item:	$78,262
Accounts payable and accrued expenses	$(12,907)
Borrower deposits	(3,339)
Other liabilities	(62,016)
Total adjustments to Accrued expenses and other liabilities	$(78,262)

7 Adjustment to Secured financing facilities, at fair value
To reclassify Secured financing facilities, at fair value to Short-term debt to conform to Redwood's balance sheet.	$(623,091)

8 Adjustment to Secured notes, at fair value
To reclassify Secured notes, at fair value to Asset-backed securities issued, at fair value to conform to Redwood's balance sheet.	$(1,643,353)

9 Adjustment to Equity
To reclassify Member's equity to Additional paid-in capital to conform to Redwood's balance sheet.	$(346,623)
To reclassify Noncontrolling interest to Additional paid-in capital to conform to Redwood's balance sheet.	$(2,054)
	$(348,677)

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Statement of Operations

(In Thousands)

	Nine Months Ended	Year Ended
	September 30,	December 31,
	2019	2018
10 Adjustments to Interest income on Business purpose residential loans
To reclassify a portion of Other fees for yield maintenance fees received to Interest income on Business purpose residential loans to conform to Redwood's statement of operations.	$5,423	$9,877

11 Accounting treatment conforming adjustments to Interest income on Business purpose residential loans
To reclassify certain financing-related costs included in Operating expenses to Interest income on Business purpose residential loans to conform to Redwood's accounting treatment of financing costs on securitized loans accounted for under the collateralized finance entity (CFE) election.	$(4,019)	$(4,846)

12 Reclassify adjustments to Interest expense
To reclassify Interest expense separately into Short-term debt interest expense line item to conform to Redwood's statement of operations.	$(18,699)	$(12,936)
To reclassify Interest expense separately into Asset-backed securities issued interest expense line item to conform to Redwood's statement of operations.	$(44,463)	$(36,376)
	$(63,162)	$(49,312)

13 Adjustments to Mortgage banking activities, net
To reclassify certain balances into Mortgage banking activities, net to conform to Redwood's statement of operations. See below for the adjustments by CoreVest financial statement line item:	$29,699	$28,890
Origination fees	$(15,203)	$(10,916)
Other fees	(936)	(1,082)
Gain on sales of loans	(1,769)	(984)
Net derivative loss on non-designated hedges	15,647	2,016
Net unrealized gain (loss)	(27,438)	(17,924)
Total adjustments into Mortgage banking activities, net	$(29,699)	$(28,890)

14 Adjustments to Investment fair value changes, net
To reclassify certain balances into Investment fair value changes, net to conform to Redwood's statement of operations. See below for the adjustments by CoreVest financial statement line item:	$245	$(16,154)
Gain (loss) on sales of real estate owned	$(24)	$138
Gain on sales of securities	(1,254)	-
Net unrealized gain (loss)	1,033	16,016
Total adjustments into Investment fair value changes, net	$(245)	$16,154

15 Adjustments to Net income attributable to noncontrolling interest
To reflect the elimination of net income attributable to noncontrolling interest holders based on Redwood's purchase of the noncontrolling interest in CoreVest as of the acquisition date.	$(2,054)	$(692)

16 Adjustments to Expenses
To reclassify certain balances into Operating expenses to conform to Redwood's statement of operations. See below for the adjustments by CoreVest financial statement line item:	$22,253	$22,797
Salaries and employee benefits	$(12,563)	$(13,796)
General and administrative	(9,690)	(9,001)
	$(22,253)	$(22,797)

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4.        Preliminary Purchase Price

The following is a preliminary estimate of the assets to be acquired and the liabilities to be assumed by Redwood in the Acquisition, reconciled to the amount of consideration transferred:

(In Thousands)

Total purchase price	$482,311
Fair value of assets acquired(1):
Business purpose residential loans, at fair value	2,581,765
Cash and cash equivalents	19,811
Restricted cash	70,143
Other assets	29,402
Intangible assets	56,500
Goodwill	78,008
Total assets acquired	2,835,629
Fair value of liabilities assumed(1):
Asset-backed securities issued, at fair value	(1,643,353)
Short-term debt, net	(623,091)
Accrued expenses and other liabilities	(86,874)
Total liabilities assumed	(2,353,318)
Fair value of net assets acquired	$482,311

(1) Amounts presented above are as of September 30, 2019. The fair value of assets acquired and liabilities assumed on the Acquisition date, and the resulting goodwill, will differ from these amounts.

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